Popular Total Return Fund, Inc.

Schedule of Investments

December 31, 2024 (Unaudited)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico GNMA Bonds (15.32%)(a)
$255,656	GNMA Pool 733426	2.500%	06/15/30	$242,318
178,356	GNMA Pool 783588	3.000%	06/15/27	175,692
550,206	GNMA Pool 758874	3.000%	04/15/38	489,920
779,831	GNMA Pool 635189	3.000%	04/15/47	682,620
685,483	GNMA Pool AZ5544	3.000%	07/15/47	598,327
421,501	GNMA Pool 609166	4.000%	07/15/33	407,710
351,902	GNMA Pool 711449	5.000%	08/15/39	353,184
21,892	GNMA Pool 636420	5.500%	12/15/29	22,542
34,446	GNMA Pool 528152	5.500%	01/15/34	34,292
14,165	GNMA Pool 615230	6.000%	11/15/33	14,468
24,863	GNMA Pool 608593	6.500%	04/15/34	26,029
1,091,938	GNMA II Pool BQ2084	2.000%	02/20/36	965,954
825,283	GNMA II Pool BQ2089	2.000%	03/20/36	730,030
805,245	GNMA II Pool BQ2072	2.000%	11/20/50	636,457
956,778	GNMA II Pool BZ3667	2.000%	01/20/51	756,461
1,234,010	GNMA II Pool BQ2080	2.000%	01/20/51	975,356
815,849	GNMA II Pool BQ2090	2.000%	03/20/51	644,801
1,665,248	GNMA II Pool BQ2093	2.000%	04/20/51	1,307,335
683,506	GNMA II Pool 635160	2.500%	01/20/47	573,429
1,141,748	GNMA II Pool AD6342	3.000%	08/20/47	990,584
Total Puerto Rico GNMA Bonds				$10,627,509
(Cost $12,786,276)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Fannie Mae Bonds (5.65%)(b)
772,512	FNMA Pool BQ7430	1.500%	09/01/36	663,074
746,321	FNMA Pool CB1622	2.000%	08/01/51	585,249
417,104	FNMA Pool AX5539	3.000%	07/01/46	361,980
2,087,745	FNMA Pool CB1152	3.000%	07/01/51	1,787,665
274,888	FNMA Pool AV7031	3.500%	11/01/29	267,312
265,951	FNMA Pool AX5538	3.500%	07/01/31	257,177
Total Puerto Rico Fannie Mae Bonds				$3,922,457
(Cost $4,335,488)

Principal Amount/Description		Rate	Maturity	Value
Puerto Rico Freddie Mac Bonds (1.03%)(c)
910,188	Freddie Mac Pool QC 7890	2.000%	09/01/51	713,314
(Cost $917,766)

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (14.18%)
1,180,000	U.S. Treasury Note	3.375%	09/15/27	1,153,119
1,000,000	U.S. Treasury Note	3.625%	05/15/26	991,753
1,600,000	U.S. Treasury Note	4.250%	05/31/25	1,599,595
1,390,000	U.S. Treasury Note	4.375%	07/31/26	1,392,293
550,000	U.S. Treasury Note	4.625%	02/28/26	552,226

Principal Amount/Description		Rate	Maturity	Value
US Government and Agency Obligations (14.18%) (continued)
$290,000	U.S. Treasury Note	4.875%	04/30/26	$292,252
1,160,000	United States Treasury Bill(d)	0.000%	01/02/25	1,160,000
1,160,000	United States Treasury Bill(d)	0.000%	01/07/25	1,159,341
310,000	United States Treasury Bill(d)	0.000%	01/14/25	309,567
1,247,700	United States Treasury Bill(d)	0.000%	04/17/25	1,232,559
Total US Government and Agency Obligations				$9,842,705
(Cost $9,847,968)

Shares/Description		Value
EXCHANGE TRADED FUNDS (64.88%)
International Index Funds (19.44%)
226,524	Vanguard FTSE Developed Markets ETF	$10,832,378
60,434	Vanguard FTSE Emerging Markets ETF	2,661,513
		13,493,891

US Index Funds (45.44%)
7,450	iShares Russell 2000 ETF	1,646,152
9,013	Vanguard Mid-Cap ETF	2,380,604
49,982	Vanguard S&P 500 ETF	26,930,801
5,400	Vanguard S&P Small-Cap 600 ETF	572,616
		31,530,173

TOTAL EXCHANGE TRADED FUNDS
(Cost $30,612,871)		45,024,064

Total Investments (101.06%)
(Cost $58,500,370)		$70,130,049

Liabilities in Excess of Other Assets (-1.06%)		(733,722)
NET ASSETS (100.00%)		$69,396,327

(a)	Puerto Rico GNMA - Represents mortgage-backed obligations guaranteed by the Government National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(b)	Puerto Rico Fannie Mae Taxable - Represents mortgage-backed obligations guaranteed by the Federal National Mortgage Association. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(c)	Puerto Rico Freddie Mac - Represents mortgage-backed obligations guaranteed by the Federal Home Loan Mortgage Corporation. They are subject to principal paydowns as a result of prepayments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
(d)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2024 (Unaudited)

NOTE 1. REPORTING ENTITY AND SIGNIFICANT ACCOUNTING POLICIES

Popular Total Return Fund, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund is a corporation registered under the Investment Company Act of 1940, as amended, (the "1940 Act") since May 21, 2021. The Fund was incorporated on January 31, 2001 and started operations on March 21, 2001.

The Fund’s primary investment objective is to seek long-term capital appreciation and portfolio securities are selected primarily with a view of achieving this objective. Current income is a secondary objective in the selection of investments. There can be no assurance that the Fund will achieve its objectives. The Fund will pursue its objective by investing, under normal market conditions, based on investments and other requirements and limitations.

Accounting Policies:

The Fund is an investment company that applies the accounting and reporting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (“ASC 946”). The financial statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

(a)	Cash and Cash Equivalents – Cash and cash equivalents consist of all demand deposits and funds invested in short-term investments with original maturities of 90 days or less. Cash and cash equivalents are valued at amortized cost, which approximates fair value. At December 31, 2024, cash and cash equivalents consisted of a time deposit open account amounting to $290,558 with JPMorgan Chase Bank, N.A. ("JPMorgan Chase").

(b)	Valuation of Investments – All securities are presented at fair value, which is determined by the Fund’s administrator, ALPS Fund Services, Inc. ("the Administrator"), with the assistance of the Fund’s investment adviser, Popular Asset Management LLC (the "Investment Adviser") (refer to Note 3 for details on investment agreements), on the basis of valuations provided by dealers or by pricing services approved by the Fund’s management and Board of Directors. See Note 2 for further discussions regarding fair value disclosures.

(c)	Taxation – The Fund has elected to be treated as a registered investment company under the Puerto Rico Internal Revenue Code of 2011, as amended, and the regulations and administrative pronouncements promulgated thereunder. As such, the Fund will not be subject to Puerto Rico (“PR”) income tax for any taxable year if it distributes at least 90% of its taxable net investment income for such year, as determined for these purposes. Accordingly, as the Fund intends to meet this distribution requirement, the income earned by the Fund is not subject to Puerto Rico income tax at the Fund level. The Fund has never been subject to taxation.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2024 (Unaudited)

In addition, the fixed income and equity investments of the Fund are exempt from Puerto Rico personal property taxes. The Fund is exempt from U.S. income taxes, except for dividends received from U.S. sources, which are subject to a 10% U.S. withholding tax, if certain requirements are met. Dividend income is recorded net of taxes. In the opinion of the Fund's legal counsel, the Fund is not required to file a U.S. federal income tax return.

GAAP requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax return to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on its Puerto Rico income tax returns for all open tax years (the current and prior three tax years). Management concluded that no liability should be recorded as the Fund has not taken any uncertain tax positions on returns filed for open tax years.

The balance of undistributed net investment income and of accumulated net realized gain on investments reflect the reclassification of permanent differences and of temporary differences between book and tax balances that become permanent

(d)	Share subscriptions and redemptions – The Fund currently offers two classes of Common Stock: Class A shares and Class C shares. Class A shares are sold at the Net Asset Value (NAV), which is determined daily, plus an initial sales charge of up to 3.50% charged by broker-dealers. The initial sales charge may be reduced or waived for certain purchasers. Class C shares are sold at the NAV with no initial sales charge. However, a contingent deferred sales charge of 1.00% will be paid on redemptions made within twelve months of purchase.

Shares of each class may be redeemed on each business day of the week on which the New York Stock Exchange (“NYSE”) is open for trading at a price per share equal to the NAV per share of such Class determined as of the close of trading on the NYSE on the date of receipt of the request for redemption.

Shareholders have the ability to redeem shares of an open-end fund and simultaneously purchase shares of another open-end fund within the same family of investment companies, often at no or reduced fees.

(e)	Dividends and Distributions to Shareholders – The Fund declares and pays annually a dividend of substantially all of its net investment income, if any. The Fund does not expect to make distributions of net realized capital gains, although the Fund’s Board of Directors reserves the right to do so in its sole discretion. Dividends that are reinvested are credited to shareholders’ accounts in additional shares of the same class at the NAV per share of such class, not subject to initial sales charge or contingent deferred sales charge, as of the close of business on the ex-dividend date. The Fund records dividends to its shareholders on the ex- dividend date.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2024 (Unaudited)

(f)	Paydowns – Realized gains and losses on mortgage-backed securities paydowns are recorded as an adjustment to interest income as required by GAAP. For the period ended December 31, 2024, the Fund decreased interest income in the amount of $14,907 related to realized loss on mortgage-backed securities paydowns. However, for purpose of dividend distributions, net investment income excludes the effect of mortgage-backed securities paydowns gains and losses.

(g)	Allocation of Income, Fund-level Expenses, and Realized and Unrealized Gains or Losses – The Fund uses the fair value of shares outstanding method for allocating income, fund-level expenses, and realized and unrealized gains or losses. Under this method, each class of shares participates based on the total net asset value of its shares in proportion to the total net assets of the Fund. This method is the primary method used to allocate income, fund-level expenses, and realized and unrealized gains and losses for calculating the net asset value of a nondaily dividend fund. Class-level expenses are charged directly to the individual classes to which they relate.

(h)	Other – Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the average cost method. Premiums and discounts on securities purchased are amortized over the life or the expected life of the respective securities using the effective interest method. Interest and dividend income on preferred equity securities are accrued daily except when collection is not expected. For other equity securities, dividend income is recorded on the ex-dividend date. Certain dividends from U.S. sources are subject to a 10% U.S. income tax withholding. Such income is reflected in the Statement of Operations net of the applicable withholdings.

NOTE 2. FAIR VALUE MEASUREMENTS

Under GAAP, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A fair value measurement assumes that the transaction to sell the asset or transfer the liability occurs in the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability.

GAAP establishes a fair value hierarchy that prioritizes the inputs and valuation techniques used to measure fair value into three levels in order to increase consistency and comparability in fair value measurements and disclosures. The classification of assets and liabilities within the hierarchy is based on whether the inputs to the valuation methodology used for the fair value measurement are observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources. Unobservable inputs reflect the Fund’s estimates about assumptions that market participants would use in pricing the asset or liability based on the best information available The hierarchy is broken down into three levels based on the reliability of inputs as follows:

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2024 (Unaudited)

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities at the measurement date. Valuation of these instruments does not need a significant degree of judgment since valuations are based on quoted prices that are readily available in an active market.

Level 2 –	Quoted prices other than those included in Level 1 that are observable either directly or indirectly. Level 2 inputs include quoted prices for similar assets or liabilities in active markets, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or that can be corroborated by observable market data for substantially the full term of the financial instrument.

Level 3 –	Unobservable inputs are significant to the fair value measurement. Unobservable inputs reflect the Fund’s own assumptions about assumptions that market participants would use in pricing the asset or liability.

The Fund maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the observable inputs be used when available. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Fair value is based upon quoted market prices when available. If listed prices or quotes are not available, the Fund employs internally-developed models that primarily use market-based inputs including yield curves, interest rates, volatilities, and credit curves, among others. Valuation adjustments are limited to those necessary to ensure that the financial instrument’s fair value is adequately representative of the price that would be received or paid in the marketplace. These adjustments include amounts that reflect counterparty credit quality, constraints on liquidity, and unobservable parameters that are applied consistently.

The estimated fair value may be subjective in nature and may involve uncertainties and matters of significant judgment for certain financial instruments. Changes in the underlying assumptions used in calculating fair value could significantly affect the results. In addition, the fair value estimates are based on outstanding balances without attempting to estimate the value of anticipated future business. Therefore, the estimated fair value may materially differ from the value that could actually be realized on a sale.

On August 4, 2022, the Board of Directors of the Fund appointed Popular Asset Management LLC, a subsidiary of Popular, Inc., as the Fund’s Valuation Designee. The Valuation Designee is responsible for overseeing and implementing the procedures and functions related to the valuation of portfolio securities for the purpose of determining the Net Asset Value of the Fund. In addition, the Valuation Designee is responsible for determining:

●	The fair valuation of all securities for which no price or value is available at the time the Fund’s Net Asset Value is calculated on a particular day.
●	The fair valuation of portfolio instruments for which the prices or values available do not, in the judgement of the Investment Adviser, represent the fair valuation of such portfolio instruments.
●	Following is a description of the Fund’s valuation methodologies used for assets measured at fair value:

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2024 (Unaudited)

Mortgage and other asset-backed securities: Certain agency mortgage and other asset-backed securities (“MBS”) are priced based on a bond’s theoretical value derived from the prices of similar bonds; “similar” being defined by credit quality and market sector. Their fair value incorporates an option adjusted spread. The agency MBS are classified as Level 2. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available.

Exchange Traded Funds (ETFs): ETFs are priced continuously during normal trading hours in an active exchange market. The NAV of ETFs is calculated at the end of each trading day, at market close. ETFs are classified as Level 1.

Obligations of U.S. Government sponsored entities and U.S. Agency Securities: The fair value of U.S. Government sponsored entities is based on quoted market prices for similar securities on an active market. U.S agency securities are priced based on a bond’s theoretical value from similar bonds defined by credit quality and market sector and for which the fair value incorporates an option adjusted spread in deriving their fair value. These securities are classified as Level 2.

The following is a summary of the levels within the fair value hierarchy in which the Fund invests based on inputs used to determine the fair value of such securities as of December 31, 2024:

		Level 2 - Other Significant	Level 3 - Significant
Investments in Securities at Value*	Level 1 - Quoted Prices	Observable Inputs	Unobservable Inputs	Total
Puerto Rico GNMA Bonds	–	10,627,509	–	10,627,509
Puerto Rico Fannie Mae Bonds	–	3,922,457	–	3,922,457
Puerto Rico Freddie Mac Bonds	–	713,314	–	713,314
International Index Funds	–	13,493,891	–	13,493,891
US Government and Agency Obligations	–	9,842,705	–	9,842,705
US Index Funds	31,530,173	–	–	31,530,173
Total	$45,024,064	$25,105,985	$–	$70,130,049

*	Refer to the Fund's Schedule of Investments for a listing of securities by type.

There were no purchase, sale or transfers into or out of level 3 securities during the period ended December 31, 2024.

Temporary cash investments, if any, are valued at amortized cost, which approximates fair value. As of December 31, 2024, there were no temporary cash investments.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2024 (Unaudited)

NOTE 3. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these agreements is unknown. However, the Fund has not paid prior claims or losses pursuant to these contracts and expects the risk of losses to be remote.

NOTE 4. RISKS AND UNCERTAINTIES

The Fund is exposed to various types of risks, such as geographic concentration, industry concentration, non-diversification, interest rate, and credit risks, among others. This list is qualified in its entirety by reference to the more detailed information provided in the prospectus for the securities issued by the Fund.

Market Risk. Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. There is a risk that you could lose all or a portion of your investment in the Fund and that the income you receive from your investment may vary. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. The prices of equity securities change in response to many factors including the historical and prospective earnings of the issuer, the value of its assets, general economic conditions, interest rates, investor perceptions and market liquidity. The values of debt securities and other fixed-income securities in which the Fund may invest also will be affected by market interest rates and the risk that the issuer may default on interest, principal or dividend payments. Specifically, since these types of securities pay fixed interest and dividends, their value may fall if market interest rates rise and rise if market interest rates fall.

Credit Risk. Credit risk is the risk that the issuer will be unable to pay the interest or principal on its obligations when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. The price of fixed-income securities will generally fall if the issuer defaults on its obligation to pay principal or interest, the rating agencies downgrade the issuer’s credit ratings or other news affects the market’s perception of the issuer’s credit risk.

Interest Rate Risk. Interest rate risk is the risk that interest rates will rise so that the value of the Fund's investments will fall. Also, the Fund's yield will tend to lag behind changes in short-term interest rates. In addition, during periods of rising interest rates, the average life of certain types of securities may be extended because of the right of the issuer to defer payments or make slower than expected principal payments. This may lock-in a below market interest rate, increase the security's duration (the estimated period until the security is paid in full), and reduce the value of the security. This is known as extension risk, which the Fund is also subject to. Conversely, during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled in order to refinance at lower interest rates, forcing the Fund to reinvest in lower yielding securities. This is known as prepayment risk, which the Fund is also subject to.

Popular Total Return Fund, Inc.

Notes to Quarterly Schedule of Investments

December 31, 2024 (Unaudited)

Mortgage- and Asset-Backed Securities Risks. Mortgage-backed securities and asset-backed securities represent interests in “pools” of mortgages or other assets. Mortgage-backed and asset- backed securities, like traditional fixed-income securities, are subject to credit, interest rate, prepayment and extension risks. Mortgage-backed securities, in general, differ from investments in traditional debt securities in that, among other things, principal may be prepaid at any time due to prepayments by the obligors on the underlying obligations. Since a portion of the assets of the Fund is expected to be invested in mortgage-backed securities, the potential for increasing the Fund’s exposure to these and other risks related to such securities might cause the market value of the Fund’s investments to fluctuate more than otherwise would be the case.